CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.  INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

AMENDMENT No. 7 TO PURCHASE AGREEMENT COM0041-16

This Amendment No. 7 COM0426-18 (the "Amendment No. 7") dated as of August 3, 2018 is between Embraer S.A. ("Embraer") and Horizon Air Industries, Inc. ("Buyer"), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0041-16 dated April 11th, 2016 as amended from time to time (the "Purchase Agreement").
All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 7 and the Purchase Agreement, this Amendment No. 7 shall control.

WHEREAS, the Parties have agreed to modify certain items of the Aircraft-specific configuration.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. CONFIGURATION CHANGE TO THE AIRCRAFT

The following modification shall be made to the configuration of the Horizon #020 and all subsequent Aircraft.
a.1. Configuration change:[***]
b.1. [***]

c.1. [***]

2. PRICE
As a result of the change referred to in Article 1 above, Article 3.1 of the Purchase Agreement is defined as follows:

“3.1 The Aircraft Basic Price, in United States dollars, for each Aircraft is as follows:
[***]

3. ATTACHMENTS CHANGE
As a result of the change referred to in Article 2 above, Attachments A and H to the Purchase Agreement are hereby deleted and replaced in their entirety by Attachments A and H to this Amendment No. 7, which shall be deemed to be Attachments A and H for all purposes under the Purchase Agreement.

4. REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 7 shall remain in full force and effect without any change.

5. COUNTERPARTS
This Amendment No. 7 may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 7 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

Amendment No. 7 to Purchase Agreement COM0041-16 Page 2 of 3 COM0426-18

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 7 to Purchase Agreement to be effective as of the date first written above.

EMBRAER S.A.    HORIZON AIR INDUSTRIES, INC.

By: _______________________        By: ________________________
Name:                        Name:
Title:                        Title:

By:________________________
Name:
Title:

Place: ______________________     Place: _____________________

Amendment No. 7 to Purchase Agreement COM0041-16 Page 3 of 3 COM0426-18

ATTACHMENT “A” AIRCRAFT CONFIGURATION

[***]

Attachment “A” to Amendment 7 to Purchase Agreement COM0041-16 – Page 1 of 5 COM0426-18

ATTACHMENT “H” PERFORMANCE AND WEIGHT GUARANTEE

[***]

Attachment “H” to to Amendment 2 to Purchase Agreement COM00041-16 Page 1 of 12 COM0426-18